Exhibit 99.1

FOR IMMEDIATE RELEASE

April 1, 2019

People’s United Financial, Inc. Announces Completion of its Acquisition

of BSB Bancorp, Inc.

BRIDGEPORT, CT – People’s United Financial, Inc. (NASDAQ: PBCT), the holding company for People’s United Bank, N.A. (“People’s United”), announced today the completion of its acquisition of BSB Bancorp, Inc., the holding company of Belmont Savings Bank (“Belmont”). The 100% stock transaction was announced on November 27, 2018.

“We are extremely pleased to welcome the customers and employees of Belmont Savings Bank to People’s United,” said Jack Barnes, Chairman and Chief Executive Officer of People’s United Financial. “People’s United and Belmont have many shared values, including a client-centric approach, a spirit of community giving, and similar workplace cultures. We look forward to enhancing the experience of Belmont customers through our suite of specialized products and services, and access to our personalized technology and expert bankers.”

About People’s United Bank

People’s United Bank, N.A. is a subsidiary of People’s United Financial, Inc. (NASDAQ: PBCT), a diversified financial services company with approximately $48 billion in assets. People’s United Bank, founded in 1842, is a premier, community-based, regional bank in the Northeast offering commercial and retail banking, as well as wealth management services through a network of over 400 retail locations in Connecticut, New York, Massachusetts, Vermont, New Hampshire and Maine.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of either company. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and Belmont’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the Belmont business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes and capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

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Media Contact:

Steven Bodakowski

Corporate Communications

203.338.4202

Steven.Bodakowski@peoples.com

Investor Contact:

Andrew S. Hersom

Investor Relations

203.338.4581

Andrew.Hersom@peoples.com